UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2019

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (408) 345-8886

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Agilent Technologies, Inc. (the “Company”) was held on March 20, 2019 (the “Annual Meeting”).  A total of 277,720,224 shares of Common Stock, representing approximately 87% of the shares outstanding, were represented at the Annual Meeting.  The voting results for each item of business properly presented at the Annual Meeting, as certified by the Company’s independent inspector of elections, are set forth below:

Proposal No. 1

The election of three (3) directors for a term of three years.  The individuals listed below received the affirmative vote of a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote at the Annual Meeting, and were each elected to serve a three-year term.

Name	For	Against	Abstain	Broker Non-Vote
Hans E. Bishop	244,946,951	3,200,050	199,743	29,373,478
Paul N. Clark	243,007,495	5,138,007	201,243	29,373,478
Tadataka Yamada, M.D.	244,457,980	3,694,613	194,152	29,373,478

Directors Koh Boon Hwee, Heidi Kunz, Michael R. McMullen, Daniel K. Podolsky, M.D., Sue H. Rataj, George A. Scangos, PhD and Dow R. Wilson continued in office following the Annual Meeting.

Proposal No. 2	The proposal to reserve 25,000,000 shares for issuance under the Company’s 2018 Stock Plan, as amended, was approved as set forth below.

For	Against	Abstain	Broker Non-Vote
230,163,500	17,889,513	293,731	29,373,478

Proposal No. 3	The non-binding advisory vote to approve the compensation of the Company’s named executive officers was approved as set forth below.

For	Against	Abstain	Broker Non-Vote
234,629,968	13,343,499	373,278	29,373,478

Proposal No. 4

The proposal to ratify the Audit and Finance Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year was approved as set forth below.

For	Against	Abstain	Broker Non-Vote(1)
272,589,621	4,796,566	334,035	0

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

	By:	/s/ P. Diana Chiu
	Name:	P. Diana Chiu
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: March 22, 2019